Exhibit 99.1

iBio

© iBio, Inc. 2010

Proprietary and Confidential

Game-Changing Technology for the Vaccine
and Therapeutic Biologics Business

Noble Financial Sixth Annual Equity Conference

ONTRACK 2010

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause our actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements.  These risks and uncertainties are discussed in our registration statement on file with the Securities and Exchange Commission.  Unless required by law, the company undertakes no obligation to update publicly any forward-looking statements.

SAFE HARBOR STATEMENT

Cell Culture Production Plant
Fermenter 4
Virus Production
Fermenter 3
Cell propagation
High Cell Density
Fermenter 1
Cell Propagation
Fermenter 2
Cell Propagation

iBioLaunch Platform: Best Technology for New
Influenza Vaccines

Photo from Medicinenet.com

Traditional: Egg Technology

   Slow

   Expensive

   Some Flu Viruses Kill Eggs

Photo from Novartis

Newer: Animal Cell Technology

  Expensive Facilities

  High Cost of Goods

  Contamination Concerns

Best: iBioLaunch Technology

  Rapid Production Cycles

  Low Capital and COGs

  Surge Capacity

  No Animal/Human Pathogens

How Will iBio Create Shareholder Value?

High-Reward / Low-Risk Business Strategy

Broadly-sourced license revenue from defined product categories and geographic regions – corporations & governments

Value-enhancing early-stage development and co-development of products

Based on Disruptive iBioLaunch™ Platform Technology

Significant cost, time, safety and freedom-to-operate advantages

With Substantial Non-dilutive Financing

Over $70 million invested to date by government agencies and NGOs

$15 million pilot plant funded by U.S. government

New third-party commitments of $9.8 million for malaria, $4.4 million for H1N1 flu, and $5.3 million for anthrax-plague

External funding committed for two Phase 1 clinical trials – 2010

A Substantial Business Opportunity:
Address International Needs for a Flexible and
Efficient Vaccine and Protein Manufacturing Platform

“For generations, the United States has neglected to nurture the technologies and systems needed to respond to
emergencies related to disease. Nowhere has this been more
evident than in the response to H1N1.”

“In six to nine months last year, the United States was able to identify this new H1N1 virus, make vaccine and begin
distributing it, though in inadequate amounts. There is no
other disease to which our public health infrastructure could respond anywhere near as quickly. For most new diseases,
the response time would be more like six to nine years.”

                                       Bob Graham & Jim Talent

                                       Washington Post, January 4, 2010

“Some analysts state that the
availability of more expensive,
state-of-the-art technological
services and new drugs fuel health
care spending not only because the
development costs of these products
must be recouped by industry but
also because they generate
consumer demand for more intense,
costly services even if they are not
necessarily cost-effective.”

       Kaiser Family Foundation,

       March 2010, citing

       Congressional Budget Office

iBio’s Proprietary Technology Enables Flexible and
Efficient Bio-Product Manufacturing

iBio Opportunities:  Vaccines and Bio-defense

Corporations seek entry into lucrative vaccine markets

Nations seek regional autonomy for response to outbreaks and/or bio-defense

iBio Opportunities:  Therapeutic Proteins

Corporations seek to  enter orphan medical markets

Corporations  seek to launch “bio-similar” or “bio-better” products

Problem: Nations Are Poorly Prepared
for Pandemics

“Pandemics are global but political calculation to confront them is decidedly local,” Yanzhong Huang, YaleGlobal – September 2009

Federal officials predicted that 160 million doses of H1N1 vaccine would be available by October. In reality, there were fewer than 30 million by that time. Former U.S. Senators Bob Graham (D-Florida) and Jim Talent (R-
     Missouri) wrote a scathing January 4 editorial blaming the shortage on U.S.
     failure to “nurture the technologies and systems needed.” – CSIS, January
     2010

“Recent clinical, epidemiological and laboratory evidence suggests that the impact of a pandemic caused by the current H5N1 strain would be similar to that of the 1918-19 pandemic,” Michael T. Osterholm, Ph.D., MPH, Director,
     Center for Infectious Disease Research and Policy, 2008

Problem: Bio-Terrorist Attacks Are Inevitable

Washington Post – December 29, 2004 – “Only a thin
                                    wall of terrorist ignorance and

                                 inexperience now protects us.” --  Richard Danzig,
                                     former Navy Secretary and Pentagon bioterrorism
                                     consultant

CNN – January 26, 2010 – “A commission set up to
                                  assess national security measures on Tuesday
                                  gave the U.S. government a failing grade in
                                  improving response time to a biological attack.”

The iBio Solution
Deployment of the iBioLaunch™ Platform to Produce Vaccines
for Pandemic Outbreaks and Combat Bioterrorism

Dramatic Improvement in Speed of Response

Days and weeks versus months

Location Flexibility and Practical Surge Capacity

Modular design and ease of tech transfer enable regional autonomy or decentralized manufacturing

Scalability not constrained by biological limitations of fermentation and cell culture methods, nor by equipment fabrication times

Substantial Reduction in Capital Requirements for Scale

Less than $100 million capital investment targets capacity of 1.2 billion doses per year (U.S. government-sponsored facility)

Press reports state that a cell-based facility under development will require $1 billion for a capacity of only 150 million doses per year

Third Party Investments in iBioLaunch Platform
Vaccine Applications

The Bill & Melinda Gates Foundation and the Sabin Vaccine
Institute - $ 33.3 million for iBioLaunch platform applications

Avian Influenza Vaccine - $ 11.4 million

Malaria Vaccine - $ 13.3 million

Sleeping Sickness Vaccine - $ 8.2 million

Hookworm Vaccine - $ 0.4 million

U.S. Government - $ 37.4 million for iBioLaunch platform
applications

Accelerated Manufacturing Program - $ 14.8 million

H1N1 Influenza Vaccine - $ 4.4 million

Plague-Anthrax Combination Vaccine - $ 18.2 million

iBio Opportunities:
Corporations Entering Vaccine Markets &
Nations Recognizing Pandemic Disease and Bioterrorism as
National Security Threats

1. iBioLaunch technology superior for recombinant vaccines in comparison to bioreactor based systems

No animal components or human pathogens

Lower cost of goods

Rapid batch production cycles

Excellent surge capacity

Not dependent on access to culturable pathogens

2. iBioLaunch technology can be rapidly implemented at substantially lower capital costs than conventional methods for vaccine active ingredient manufacturing

10 to 15 percent in comparison to animal cell / virus culture methods

The Market for New and Expanded Vaccine
and Bio-defense Applications

Global vaccine market projected at $32 billion in 2012

Influenza vaccine market projected > $4 billion in 2010

Bio-defense Vaccines

U.S. spending for 2010 approximately $5 billion

Tropical Diseases

Gates Global Access Agreement

Malaria is endemic in 117 countries (2.5 billion people)

Hookworm infects approximately 700 million people worldwide

iBio is the preferred tech transfer supplier and has right of first refusal to manufacture

iBio Opportunities:
Corporations Developing Protein Therapeutics

Orphan Medical Products

iBioLaunch technology flexibility makes feasible addressing small population, high-value proteins

Bio-similar and Bio-better Products

iBioLaunch technology is applicable to all currently marketed biotech therapeutic proteins

iBioLaunch technology can be used to rapidly evaluate and develop proprietary and improved derivatives of existing products

Capital and cost of goods advantage over standard methods, making iBio a partner of choice for new biologics being developed by others

The iBio Solution
 Advantages of iBioLaunch™ Technology For Therapeutic Protein
Manufacturing

Best Economy of Production

Reduced cost of materials, More efficient space utilization, Lower process costs, and Reduced amortization and depreciation expenses

Facility Expansion Efficiency

Time frame to bring new facilities online dramatically shorter than conventional methods – 12 to 18 months versus 4 to 7 years

Broad Product Applicability

Proven effective for production of monoclonal antibodies

and other classes of therapeutic proteins, both proprietary and generic

Freedom to Operate

Bioreactor & cell line patents do not apply

Safety

Eliminates risk of live virus culture and animal-based components

Achievements of iBioLaunch Technology in
Therapeutic Protein Applications:

Efficient production of monoclonal antibodies, including
proprietary product candidates for influenza and anthrax

Proven applicable to interferons, growth factors, therapeutic enzymes, insulin, lectins, protease inhibitors, nucleases, etc.

Functional and structural properties of iBioLaunch-produced
proteins are the same as the native forms

Disulfide linkages

Glycan occupancy

Tissue distribution in animal studies

In vivo activity in animal studies

Immunogenicity (and absence thereof)

Market(s) for iBio Relevant Protein Therapeutics

Orphan Drug Opportunities

Entry enhanced by 50% orphan drug development cost U.S. tax credit

Novartis alone sells over $8 billion in orphan drugs

2,116 orphan drug designations approved by the FDA since 1983

Pfizer – Protalix deal validates big pharma interest

Global market projected at $81 billion next year

Bio-similars and Bio-betters

Biologics market is growing at double the pace of the pharmaceutical industry

This rapid growth is fueling fears regarding affordability

A number of biological drugs are losing patent protection

Companies developing bio-generics  are in two main groups

Divisions of established generics manufacturers

Research-based biotech companies

Current market estimated by Deutsche Bank at $26 billion

Intellectual Property

Product Filings (U.S. and International)

Influenza vaccines

HPV vaccines

Influenza monoclonal antibodies

Anthrax vaccines

Plague vaccine

Trypanosomiasis and Malaria vaccines

Technology Filings (U.S. and International)

Virus-induced gene silencing in plants

Activation of transgenes in plants by viral vectors

Production of proteins in plants with launch vector

Transient expression of proteins in plants

Protein expression in seedlings and clonal root cultures

Thermostable carrier molecule

Fraunhofer USA CMB – iBio Relationship

Fraunhofer USA CMB is a not-for-profit R&D organization

Develops plant-based technologies to develop and manufacture vaccines and therapeutic biologics

Specialists in vaccine development, plant molecular biology, immunology, and protein engineering

Fraunhofer USA CMB receives grants and contracts from U.S.
DoD, Bill & Melinda Gates Foundation and iBio, Inc.

iBio owns the technology developed with all sources of funding

Worldwide exclusive rights in human healthcare

Cooperation with Gates on “Global Access” in exchange for rights of first refusal on tech transfer contracts and contract manufacturing

iBio

Fraunhofer USA Center for Molecular Biotechnology

DARPA

BILL & MELINDA GATES foundation

iBio

Synergy of iBio-CMB Collaboration
Enhances Rate of Technical Innovation

Non-dilutive and highly accretive
collaboration with Fraunhofer USA CMB

Leveraged funding for technology / product
development >$70 million through 2010

Dec. 2009 - $9.85 million from Bill & Melinda
Gates Foundation for malaria; Ongoing
funding for avian influenza vaccine clinicals

Mar. 2010 - $4.4 million from DARPA for
H1N1 influenza vaccine

Apr. 2010 - $5.3 million from DTRA for
combination anthrax-plague vaccine

Design &

synthesize

target gene

Clone target gene

into “launch

vector”

Harvest biomass &

recover target protein

Infiltrate with

agrobacteria

containing launch

vectors

Grow plants hydroponically

iBioLaunch™

Accelerated High Capacity

Production of

Pharmaceutical Proteins

Grow

agrobacteria

Target protein

accumulates

in infiltrated plants

Management Team and Directors

Management

Robert B. Kay - CEO & Executive Chairman

Robert Erwin - President

Frederick Larcombe, CPA – Interim CFO

Vidadi Yusibov, Ph.D. - Chief Scientific Officer

Board of Directors

Robert B. Kay – Executive Chairman

Dr. Pamela Bassett – Cantor Fitzgerald

Glenn Chang – First American International Bank

General James T. Hill (ret.) – The J.T. Hill Group

John D. McKey Jr. – McCarthy, Summers, Bobko, Wood, Sawyer & Perry

General (ret.) Philip K. Russell, M.D. – Sabin Institute

iBio Valuation Metrics

Industry Data

Median Upfront  Payments in Post-Phase 1 Clinical Development: $20 Million (27 deals -
ReCap)

Product Royalties:  Preclinical 0 to 5%; Clinical 5 to 10%, Launched Products 8 to 20%

Platform Royalties:  Up to 11.7%

Addressable Markets: Total Approximately $100 Billion

Influenza:  $4 billion

Other vaccines:  $30 billion

Biogenerics:  Top 8 biologics worldwide sales of $26 billion

Orphan Biologics: 50% of orphan drug total of $81 billion: $40 billion

Imputed iBio Value

For each 1% Market Penetration, with just a 5% Average Royalty, iBio Annual Revenues
Would Equal $50 million (Almost All of Which Would Fall to Bottom Line)

Current PE ratio of exchange-traded biotech basket fund, BBH, is 14X

At PE of 14X, market cap would equal $700 Million per 1% Market Penetration (without including possible upfront fees)

Recap: iBio’s Value Proposition

Diversified licensing approach to commercialize proprietary
platform

Less capital required vs. single-product biotech

Non-dilutive financing enhances value

Superior technology with third party validation in hand

Large and growing markets

Early and low-risk revenue

Stock is currently undervalued in comparison to peers

Financial Metrics

Cash and Equivalents: $1.5 million (as of 3/31/10)

No Debt

Stock Price: (OTCBB: IBPM) $1.02 on 5/28/10

Market-Cap:  $28.8 Million

Shares Outstanding: 28.3 million

Float: 14.2 million

9 Innovation Way, Suite 100

Newark, DE 19711

www.ibioinc.com

Contact:                                                                Investor Contact:                                                                         Media Contact:

Robert Erwin                                                    Jeffrey Benison                                                                            Melody A. Carey

President                                                          Managing Director                                                                    Co-President

iBio, Inc.                                                Little Gem Life Science Partners                                  Rx Communications Group

302-355-2335                                                  212-334-8709                                                                                              917-322-2571

rerwin@ibioinc.com                             jeffrey@littlegem.us                                                                          mcarey@rxir.com